UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 10, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
135 Rennell Drive, 3rd Floor Fairfield, CT 06890
(Address of principal executive offices and zip code)
(203) 718-5960
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition
On April 10, 2024, Greenidge Generation Holdings Inc. (the “Company”) issued a press release setting forth the Company's financial results for the fourth quarter and year ended December 31, 2023. In addition, the press release announced that the Company will be presenting at the Planet MicroCap Showcase Vegas 2024 on May 1, 2024 at 4:00 p.m. Pacific time in lieu of holding a conference call and provided instructions to access the live presentation online. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 – Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated April 10, 2024 issued by Greenidge Generation Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of April, 2024.

Greenidge Generation Holdings Inc.

By:	/s/ Christian Mulvihill
Name:	Christian Mulvihill
Title:	Chief Financial Officer